UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2023

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

Shiba Koen Annex 6 f, Shiba Koen 3-chome, Minato-ku, Tokyo Japan	105-0011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +813-6409-6761

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2023, AERWINS Technologies Inc. (the “Company”) received an Additional Staff Delisting Determination (the “Additional Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), pursuant to the Listing Rule 5250(c)(1). The Additional Staff Determination noted that the Company is now delinquent in filing its Form 10-Q for the period ended September 30, 2023 (the “Q3 2023 Form 10-Q”), which additional delinquency may serve as a separate basis for the delisting of the Company’s securities from Nasdaq.

On November 28, 2023, the Company filed its delinquent report for the quarterly period ended September 30, 2023.

As previously disclosed, on October 18, 2023, the Company received a letter from the Listing Qualifications Department (the “Staff”) notifying the Company that the Staff has determined to delist the Company’s common stock and warrants from Nasdaq due to the Company not having regained compliance with Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Requirement”) during the 180-calendar-day period (the “Compliance Period”) following the deficiency letter the Company received from the Staff on April 20, 2023, regarding the Company’s noncompliance with the Minimum Bid Requirement, the receipt of which the Company previously disclosed on a Current Report on Form 8-K filed on April 21, 2023. The Minimum Bid Requirement requires Nasdaq-listed securities to maintain a minimum bid price of $1.00 per share, and for the Company to regain compliance with the Minimum Bid Requirement, the closing bid price of the Company’s common stock would have had to have been at least $1.00 per share for a minimum of ten consecutive business days during the Compliance Period (Nasdaq has the discretion to monitor a company for as long as 20 consecutive business days before deeming the company in compliance).

As previously disclosed on a Current Report on Form 8-K filed on September 13, 2023, on September 8, 2023, the Company also received a deficiency letter from the Staff of Nasdaq notifying the Company that the listing of its common stock was not in compliance with the minimum Market Value of Publicly Held Shares (the “MVPHS”) requirement set forth in Nasdaq Listing Rule 5450(b)(2)(C) for continued listing on Nasdaq. Nasdaq Listing Rule 5450(b)(2)(C) requires the minimum MVPHS of $15,000,000, and Nasdaq Listing Rule 5810(c)(3)(D) provides that a failure to meet the minimum MVPHS requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the MVPHS of the Company’s common stock between July 27, 2023 and September 7, 2023, the Company no longer met the minimum MVPHS requirement. As of the date of this Current Report on Form 8-K, the Company remains out of compliance with Nasdaq Listing Rule 5450(b)(2)(C).

As previously disclosed on a Current Report on Form 8-K filed on June 13, 2023, on June 8, 2023, the Company also received a deficiency letter from the Staff of Nasdaq notifying the Company that the listing of its common stock was not in compliance with Nasdaq Listing Rule 5450(b)(2)(A) for continued listing on The Nasdaq Global Market, as the market value of the Company’s listed securities was less than $50,000,000 for the previous 30 consecutive business days and the Company does not meet any of the alternative listing requirements. As of the date of this Current Report on Form 8-K, the Company remains out of compliance with Nasdaq Listing Rule 5450(b)(2)(A).

As previously disclosed, on April 20, 2023, the Company received a written notice (the “Notice”) from the Nasdaq Listing Qualification Department (the “Nasdaq Staff”) indicating that the Company is not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market. The notification of noncompliance has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market under the symbol “AWIN,” and the Company is currently monitoring the closing bid price of its common stock and evaluating its alternatives, if appropriate, to resolve the deficiency and regain compliance with this rule. As of the date of this Current Report on Form 8-K, the Company remains out of compliance with Nasdaq Listing Rule 5550(a)(2).

The Company requested a hearing before the Panel. The hearing request automatically stays the suspension and/or delisting of the Company’s securities pending completion of the hearing and the expiration of any additional extension period granted by the Panel following the hearing. The Company intends to present at the hearing a plan to regain compliance with all the continued listing requirements on The Nasdaq Global Market. However, there can be no assurance that the Panel will grant the Company’s request or that the Company will ultimately regain compliance with all applicable requirements for continued listing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 20, 2023, the Company held its 2023 virtual special meeting of stockholders to vote on the following matters:

1. Reverse Stock Split

Stockholders voted to approve the amendment of the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effectuate a reverse stock split of the Company’s outstanding shares of Class A common stock, par value $0.000001 per share (“Common Stock”), at a ratio of no less than 1-for-10 and no more than 1-for-100, with such ratio to be determined at the sole discretion of the Board (the “Reverse Stock Split”), in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
39,694,160	1,106,980	32,516	-

2. Change of Control Approval

Shareholders voted to approve, for purposes of complying with NASDAQ Listing Rule 5635(b), the issuance of the shares of the Company’s common stock pursuant to its purchase agreement with Lind Global Fund II LP representing more than 20% of our common stock outstanding, which would result in a “change of control” of the Company under applicable Nasdaq listing rules, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
24,538,630	841,990	41,643	15,411,393

3. Issuance of More than 20% of Issued and Outstanding Common Stock

Stockholders voted to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to its purchase agreement with Lind Global Fund II LP, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
24,419,395	961,513	41,355	15,411,393

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2023	AERWINS Technologies Inc.

	By:	/s/ Kiran Sidhu
Kiran Sidhu
Executive Chairman